GOALTENDER ETF
SCHEDULE OF INVESTMENTS
June 30, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.8%	Shares	Value
Invesco QQQ Trust Series 1 (a)	31,718	$23,357,135
iShares Core S&P 500 ETF (a)	28,794	21,563,538
State Street SPDR Portfolio S&P 500 ETF	3,450	303,186
State Street SPDR S&P 500 ETF Trust	13,752	10,269,581
TOTAL EXCHANGE TRADED FUNDS (Cost $39,801,849)		55,493,440

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.1%
First American Government Obligations Fund - Class X, 3.57% (b)	70,148	70,148
TOTAL MONEY MARKET FUNDS (Cost $70,148)		70,148

TOTAL INVESTMENTS - 99.9% (Cost $39,871,997)		$55,563,588
Other Assets in Excess of Liabilities - 0.1%		34,184
TOTAL NET ASSETS - 100.0%		$55,597,772

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

GOALTENDER ETF

Summary of Fair Value Disclosures as of June 30, 2026 (Unaudited)

Goaltender ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments:
Exchange Traded Funds	$55,493,440	$—	$—	$55,493,440
Money Market Funds	70,148	—	—	70,148
Total Investments	$55,563,588	$—	$—	$55,563,588

Refer to the Schedule of Investments for further disaggregation of investment categories.
During the fiscal period ended June 30, 2026, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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